Exhibit 10.23

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) dated as of December     , 2013 is entered into between loanDepot.com, LLC, a Delaware limited liability company (the “Company”), and              (“Investor”) with respect to an investment by Investor in the Company.

1. Investor hereby agrees to purchase from the Company, and the Company hereby agrees to sell and issue to Investor              Class P Common Units of the Company (the “Units”) for a purchase price of $         (“Purchase Price”). The purchase and sale of the Units shall be completed upon full payment of the Purchase Price.

2. Concurrently with the execution of this Agreement, Investor is entering into the Fourth Amended and Restated Limited Liability Company Agreement of the Company dated as of even date herewith (the “LLC Agreement”), and executing an accredited investor questionnaire, the accuracy of which is a condition to the Company’s obligation to issue the Units hereunder.

3. The Investor shall not Transfer (as defined in the LLC Agreement) any interest in any Units, except as otherwise permitted pursuant to this Agreement and the LLC Agreement. The parties hereto acknowledge and agree that the Units shall, upon receipt by Investor, be immediately Transferred by Investor (without any other action required on the part of any person) to Trilogy Management Investors Four, LLC (“TMI4”) in exchange for equivalent “LLC Units” of TMI4 (in accordance with its limited liability company agreement), but the Units shall nevertheless be at all times subject to the LLC Agreement. The limited liability company agreement of TMI4 is attached hereto as Exhibit A. Employee is hereby entering into the joinder to the limited liability company agreement of TMI4 attached hereto as Exhibit B.

4. Investor is acquiring the Units for Investor’s own account for investment purposes only (and not for the account of any other person), with no intention of distributing or re-selling any portion thereof within the meaning of the Securities Act (as defined below), and will not transfer the Units in violation of the Securities Act or the then applicable rules or regulations thereunder or any other applicable law. No one other than Investor has any interest in or any right to acquire any portion of the Units or any interest herein. Investor understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Units by anyone other than Investor.

5. Investor understands that (a) the Company is not agreeing to maintain the percentage ownership provided by Investor’s purchase of the Units, and (b) the Company is currently issuing and probably will in the future issue additional Units and other equity interests in the Company at the discretion of the board of the Company.

6. Investor represents to the Company that Investor understands the Company’s business plans, business history, competitive position and capital structure and all other matters related to Investor’s investment decision, and that all of Investor’s questions concerning all matters related to Investor’s investment decision have been answered to Investor’s satisfaction.

7. Investor represents to the Company that Investor, together with any necessary assistance from persons not affiliated with the Company, has the ability to understand and assess the risk involved in an investment in the Company.

8. Investor believes, by reason of Investor’s business or financial experience, that Investor is capable of evaluating the merits and risks of this investment and of protecting Investor’s own interests in connection with this investment.

9. Investor acknowledges that during the course of this transaction and prior to purchasing the Units, Investor has been provided with or been offered the opportunity to receive financial and other written information about the Company and the terms and conditions of the offering. Investor has been given the opportunity by the Company to obtain such information and ask such questions concerning the Company, the Units, and Investor’s investment as Investor felt necessary, and to the extent that Investor utilized such opportunity, Investor received satisfactory information and answers. If Investor requested any additional information which the Company possessed or could acquire without unreasonable effort or expense which was necessary to verify the accuracy of the financial and other written information furnished to Investor by the Company, such additional information was provided to the Investor and was satisfactory. In reaching the conclusion to invest in the Units, Investor has carefully evaluated Investor’s financial resources and investment position and the risks associated with this investment, and Investor acknowledges that Investor is able to bear the economic risks of this investment. By electing to participate in this investment, Investor realizes Investor may lose Investor’s entire investment. Investor represents to the Company that Investor is able to withstand the complete loss of Investor’s investment in the Units without undue financial hardship or significant change in Investor’s present or planned lifestyles due to financial hardship. Investor further acknowledges that Investor’s financial condition is such that Investor is not under any present necessity or constraint to dispose of the Units to satisfy any existing or contemplated debt or undertaking

10. Investor has not seen or received any advertisement or general solicitation with respect to the sale of the Units.

11. Investor is not relying on any representations, warranties or other statements by the Company or any of its officers, managers, directors, members, consultants, employees, agents, attorneys, accountants or representatives (“Company Parties”). Investor is not relying on any Company Party for legal, accounting, investment or tax advice, and Investor has sought independent legal, accounting, investment and tax advice to the extent Investor has deemed necessary or appropriate in connection with Investor’s decision to subscribe for the Units. No Company Party has made any representation, warranties, promises, agreements or projections to Investor. Any representations or promises (whether in writing, oral or otherwise) made by any person that contradict the provisions of this Agreement have not been authorized by the Company and cannot be relied upon by Investor.

12. Investor is aware that Investor’s rights to transfer the Units is restricted by the Securities Act, applicable state securities laws, the laws of other jurisdictions, the Units, the LLC Agreement, this Subscription Agreement and the absence of a market for the Units. Investor further understands that: (i) the Units will not be, and investors in the Company have no rights to require that the Units be, registered under the Securities Act; (ii) there will be no public market for the Units; (iii) Investor may not be able to avail itself of exemptions available for resale of the Units without registration, and accordingly, may have to hold the Units indefinitely (except as provided in this Subscription Agreement and the Units); and (iv) it may not be possible for Investor to liquidate its investment in the Company.

13. Investor understands that the materials provided to Investor by the Company do not purport to satisfy the “prospectus” requirements that would apply to the issuance of the Units if the offering of the Units were a “public offering” within the meaning of the Securities Act.

14. THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO “U.S. PERSONS” (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.

15. THE PURCHASER OF THE UNITS SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE ISSUER IS NOT OBLIGATED TO REGISTER THE UNITS UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN THIS AGREEMENT.

16. THE SALE OF THE UNITS WHICH IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH ANY STATE GOVERNMENTAL AUTHORITY AND THE ISSUANCE OF THE UNITS OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF THE UNITS ARE EXEMPT FROM QUALIFICATION BY APPLICABLE STATE LAW. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

17. Investor understands that the Units may bear one or more legends as described in the LLC Agreement.

18. Miscellaneous

(a) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Except as otherwise expressly provided in this Agreement, any dispute relating hereto shall be heard in the state or federal courts located in Los Angeles, California, and each party hereto waives any defense or objection to such jurisdiction and venue, including any defense based on lack of jurisdiction or inconvenient forum. TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO (INCLUDING EACH MEMBER) IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTY IN RESPECT OF ITS, HIS OR HER OBLIGATIONS HEREUNDER.

(b) Notices. Any notice required or permitted by this Agreement will be in writing and will be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at that party’s address as follows: if to the Company, at the address of its principal office; if to the Investor, to its address stated on the signature page of this Agreement. Either party can change its notice address by written notice to the other in accordance with this Agreement.

(c) Amendments and Waivers; Entire Agreement. This Agreement can be amended only with the written consent of Investor and the Company. Any amendment or waiver made in accordance with this paragraph will be binding upon Investor, the Company and each transferee of this Agreement. This Agreement and the LLC Agreement contain the entire agreement between the parties with respect to the matters covered thereby.

(d) Further Assurances. Investor will cooperate fully with the Company to execute any further documents or take further action as the Company reasonably requests to evidence and reflect the transactions described in this Agreement and contemplated by it, and to carry into effect the intents and purposes of this Agreement.

(e) Dispute Fees. If either Investor or the Company initiates a proceeding to enforce this Agreement, the prevailing party in the proceeding will be entitled to recover its reasonable attorneys’ fees and other costs incurred in the proceeding from the other party, in addition to any other relief to which the prevailing party is entitled.

(f) Severability; Counterparts. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement will not affect the validity or enforceability of any other of its provisions. If one or more such provisions are declared invalid or unenforceable, the remaining provisions will remain in full force and effect and will be construed in the broadest possible manner to carry out the purposes of this Agreement. Investor and the Company will replace the void or unenforceable provisions of this Agreement with valid and enforceable provisions that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions. This Agreement may be signed in counterparts, including via pdf, fax or other electronic format, and all such counterparts shall constitute one agreement.

(g) Principles of Interpretation. The headings in this Agreement are only for convenience and ease of reference and are not to be considered in construction or interpretation of this Agreement, or as evidence of the intention of the Company or Investor. Except where otherwise indicated, all references in this Agreement to Sections are to the Sections of this Agreement. Each party acknowledges that it has had the opportunity to consult with its own counsel concerning this Agreement. No presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel, notwithstanding any statute or rule of law to the contrary. The word “including” does not imply any limitation.

(h) Delays or Omissions. No delay or failure by the Company to insist on the strict performance of any provision of this Agreement, or to exercise any power, right or remedy, will be deemed a waiver or impairment of such performance, power, right or remedy or of any other provision of this Agreement nor will it be construed to be a waiver of any breach or default, or an acquiescence in it, or of or in any similar breach or default later occurring.

(i) Transferability. The rights and obligations of Investor under this Agreement are not transferable. The Company may, in its sole and absolute discretion, assign its rights and delegate its duties under this Agreement to any entity that acquires the Company through a merger or similar transaction, in which event, unless the context otherwise requires, all references in this Agreement to the Company shall be deemed to be references to such acquiring entity.

[Signature page follows]

IN WITNESS WHEREOF, Investor and Company have executed this Subscription Agreement as of the date first set forth above.

(Signature of Subscriber)	(Signature of Spouse, or joint tenant, if any)

(Printed Name of Subscriber)	(Printed Name of Spouse, or other joint tenant, if any)

(Address)	(Address)

(Social Security Number)	(Social Security Number)

The undersigned agrees that this Agreement shall be binding upon the undersigned as if the undersigned was the Investor:

By:
Name:

APPROVED AND ACCEPTED in accordance with the terms of this Agreement on as of the date first set forth above:

loanDepot.com, LLC

By:
Name:
Title:

Exhibit A

Trilogy Management Investors Four, LLC

LIMITED LIABILITY COMPANY AGREEMENT

See attached.

Exhibit B

Trilogy Management Investors Four, LLC

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Limited Liability Company Agreement of Trilogy Management Investors Four, LLC, a Delaware limited liability company, dated as of                     , as amended and in effect from time to time (the “TMI4 LLC Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the TMI4 LLC Agreement.

By executing and delivering to Trilogy Management Investors Four, LLC this Joinder, the undersigned hereby agrees to become a party thereto, and shall accept and be subject to, and comply with the terms, conditions and provisions of the TMI4 LLC Agreement as a “Member” and a holder of “LLC Units” thereunder, and shall be entitled to the rights and benefits and subject to the duties and obligations of a Member and a holder of such LLC Units thereunder in the same manner as if the undersigned was an original signatory to the TMI4 LLC Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the date of the Subscription Agreement by and between the undersigned and loanDepot.com, LLC.

By:
Name:

Acknowledged and Agreed to by:

Trilogy Management Investors Four, LLC

By:
Name:	Anthony Hsieh
Its:	Manager